Exhibit 10(a)(ii)

                                 Ronald S. Kossar
                                 Attorney at Law

402 East Main Street                               Telephone (845)343-5111
Post Office Box 848                                Telecopier (845)343-5222
Middletown, New York 10940                         E-Mail RSKLAW@WARWICK.NET

                                             September 29, 2003

Oscar D. Folger, Esq.
521 Fifth Avenue
24th Floor
New York, NY 10175

                                  Re: The RAL Supply Group, Inc., as Seller,
                                      with RAL Purchasing Corporation, as
                                      Purchaser
                                      Asset Purchase Agreement dated as of
                                      September 5, 2003 (the "Asset
                                      Purchase Agreement")


Dear Oscar:

         Enclosed herein please find the following documents in reference to the Closing of the above-captioned transaction scheduled to be held in my office on Tuesday, September 30, 2003 at 10:00 a.m.:

     1. Closing Statement together with The RAL Supply Group, Inc. Purchase Price Calculation as of September 26, 2003 (heretofore agreed to by each of our respective clients);
     2.   Six (6) UCC-3 Termination Statements of Fleet Bank loans;
     3. The RAL Supply Group, Inc. vs. Pitchford Stipulation Discontinuing Action and General Release; and
     4. IRS Form 8594 - Asset Acquisition Statement under Section 1060 (Part II will have to be completed after Closing by my client's accountants, but is controlled pursuant to the terms of the Asset Purchase Agreement).

         As set forth in the enclosed Closing Statement, the total Estimated Purchase Price pursuant to the terms of the Asset Purchase Agreement is the sum of $2,447,061.10.

         Accordingly, after credit due to your client for the $350,000.00 down payment paid on contract, there is a balance due and owing to my client, The RAL Supply Group, Inc., in the sum of $2,097,061.10.

Oscar D. Folger, Esq.                                         September 29, 2003
                                     Page 2


         Kindly arrange for your client to wire transfer the necessary funds as set forth above directly to my client's account pursuant to the previous wire transfer instructions set forth in my September 25, 2003 letter addressed to your office.

         Thank you for your kind assistance and courtesies extended in this matter.

         If you have any questions or wish to discuss this matter further, please do not hesitate to contact my office.

                                            Very truly yours,
                                            /s/ Ronald S. Kossar
                                            Ronald S. Kossar

RSK/jaz
Enclosures
SENT VIA TELECOPIER

                                CLOSING STATEMENT

DATE:                               September 30, 2003

PREMISES:                           The RAL Supply Group, Inc.
                                    24 Dunning Road, PO Box 429
                                    Middletown, NY  10940

SELLER:                             The RAL Supply Group, Inc.
                                    24 Dunning Road, PO Box 429
                                    Middletown, NY 10940

PURCHASER:                          RAL Purchasing Corp.
                                    c/o Universal Supply Group, Inc.
                                    275 Wagaraw Road
                                    Hawthorne, New Jersey 07506

PLACE OF CLOSING:                   Law Office of Ronald S. Kossar, Esq.
                                    402 East Main Street
                                    P. O. Box 548
                                    Middletown, N.Y. 10940

ATTORNEY FOR SELLER:                Ronald S. Kossar, Esq.
                                    402 East Main Street
                                    P. O. Box 548
                                    Middletown, N.Y. 10940

ATTORNEY FOR PURCHASER:             Oscar D. Folger, Esq.
                                    521 Fifth Avenue
                                    24th Floor
                                    New York, NY  10175

CREDIT TO SELLER:

Purchase Price:   $2,447,061.10

TOTAL CREDITS DUE SELLER:                   $ 2,447,061.10


CREDIT TO PURCHASER:

Down Payment      $  350,000.00

TOTAL CREDITS TO PURCHASER:                 $   350,000.00
                                            --------------

BALANCE DUE SELLER AT CLOSING:              $ 2,097,061.10